[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) VALUE FUND
                    (FORMERLY KNOWN AS MFS(R) EQUITY INCOME FUND)

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of 7.87%, Class B shares 7.56%, Class C shares 7.53%, and Class I shares 8.12%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -17.84% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average equity income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -0.03%.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM BOTH THE S&P 500 AND ITS LIPPER CATEGORY AVERAGE BY SUCH WIDE MARGINS?

A. Four broad areas stand out. First, the fund's overweighted exposure and favorable stock selection among electric utilities, natural gas, consumer staples, and food companies boosted performance during a period of extreme volatility and weakness in the equity market. Second, we benefited from a similar story in the financial services sector -- overweighted exposure versus the benchmark and strong stock selection within the group. Within the financial services sector, astute stock-picking among banks, life insurance and property and casualty insurance companies, annuity providers, and asset management companies benefited performance, as many of these companies produced accelerated earnings growth during the period. Third, we had a considerable underweighting in technology stocks, which significantly helped the fund's relative performance since we all know how difficult this past year has been for tech stocks. Finally, the fund held shares in a number of companies that were acquired during the period; these mergers and acquisitions provided a nice boost to total return.

Q.  DO YOU LOOK FOR POTENTIAL TAKEOVER CANDIDATES?

A. No. If some of our holdings end up being acquired or merged with other companies, we think this is really just a function of our disciplined approach toward value investing. Given some of the takeovers the fund has benefited from over the years, it seems that a number of acquiring companies agree with our assessment of which businesses offer attractive value and strong growth potential.

Q. ONE OF THE BIG QUESTIONS ON INVESTORS' MINDS RECENTLY SEEMS TO BE WHETHER VALUE STOCKS CAN CONTINUE TO OUTPERFORM GROWTH STOCKS THIS YEAR. WHAT'S YOUR FEELING?

A. We try not to spend too much time looking at big-picture trends such as investor sentiment because we have no control over these factors, and they have tended to be short-term phenomena. We're bottom-up stockpickers focused on looking for companies with solid balance sheets, good earnings potential, and modest stock prices. While we have found pockets of value in the market right now, we still expect a lot of volatility, and we have been a bit concerned about the market's overall earnings growth. However, we hope the Federal Reserve Board (the Fed) can get the economy back on track, and lower interest rates may help. That said, we don't anticipate a quick snap back in economic growth, so we think there may still be an opportunity for reasonably valued stocks with strong fundamental business prospects to outperform growth stocks. Despite the market's correction, in our view, there are still a lot of growth stocks with lofty valuations and high expectations for earnings growth that may continue to disappoint investors.

Q. GIVEN THE STRONG PERFORMANCE THE FUND PRODUCED DURING THE PAST SIX MONTHS, HOW HAVE YOU POSITIONED THE PORTFOLIO?

A. We've started to reduce positions in some of the financial services and energy stocks that had done very well for the fund. At the same time, we've started to look very selectively at some of the technology and telecommunications companies whose prices have come down quite a bit. We certainly don't believe it's the time to overweight the fund's exposure to these sectors, but on a stock-by-stock basis, some of these companies offer what we feel are very strong franchises. Given the steep selloff we've seen across both sectors, some of these stocks have offered attractive valuations. In our view, Microsoft was a good example of a stock that we believe had been pushed below a fair market value given its growth outlook. In the telecommunications area, we think the regional bell operating companies such as Sprint and Verizon offered attractive valuations and strong growth outlooks.

Q.  WHAT OTHER STRATEGIES DID YOU INCORPORATE?

A. We've started to increase our positions in electric utilities such as Exelon, Dominion Resources, and Pinnacle West. In our view, these were solid companies that may be well positioned to benefit from growing demand for electricity generation. Another holding we've increased is NiSource, an emerging natural gas and electric utility. We think its recent acquisition of Columbia Gas may open up a lot of opportunities to increase market share. Turning to another sector, we continued to like the commercial property and casualty insurance stocks. These companies raised prices for the first time in 14 years, and the industry enjoyed an environment of steady demand and decreased capacity. As a result, earnings growth for most of our holdings in the group improved during the past several months, and their outlooks for above-average earnings growth were positive.

Q. DID ANY OTHER STOCKS CONTRIBUTE TO PERFORMANCE DURING THE PERIOD? WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. The fund benefited from strong stock selection across a number of industries, including consumer products and services stocks such as Procter & Gamble, aerospace and defense companies such as United Technologies and Boeing, and food and supermarket companies such as Archer-Daniels-Midland, Smucker's, and Safeway. Other holdings that contributed favorably to the fund's total return were aluminum producer Alcoa and government-sponsored enterprises such as Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

    On the negative side, the fund had disappointing performance from Viacom. Despite our belief that it is one of the best-positioned media conglomerates in the world, with great growth prospects, it experienced weakness along with the entire media group, given concerns about declining advertising revenues.

Q. THE FUND HAS FARED VERY WELL IN A DIFFICULT MARKET FOR EQUITIES, DUE IN PART TO YOUR VALUE STYLE OF INVESTING. BUT HAVE YOU BRACED THE FUND FOR BAD TIMES?

A. It's very difficult to predict whether things will get worse before they get better. In the near term, we think it could be a mistake to believe that suddenly everything will be fine because the Fed is lowering rates. Generally, it takes several months to a year before we begin to see the positive effects of interest rate reductions. As a result, we think earnings growth for a broad range of companies and industries may be tough to realize given the current environment. While we'll keep an eye on investor reaction to economic news, and the Fed's actions, our primary focus will be to continue to seek out companies with solid balance sheets, good earnings potential, and modest stock prices.


/s/ Lisa B. Nurme

Lisa B. Nurme
Portfolio Manager

Note to Shareholders: Effective January 1, 2001, MFS Equity Income Fund changed its name to MFS Value Fund. The fund's primary objective also has changed to one seeking capital appreciation and reasonable income.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS.

   SHE JOINED MFS FROM GOLDMAN SACHS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, AND DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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   OBJECTIVE:                  SEEKS CAPITAL APPRECIATION AND REASONABLE INCOME.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:      JANUARY 2, 1996

   CLASS INCEPTION:            CLASS A  JANUARY 2, 1996
                               CLASS B  NOVEMBER 4, 1997
                               CLASS C  NOVEMBER 5, 1997
                               CLASS I  JANUARY 2, 1997

   SIZE:                       $859.8 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +7.87%      +37.85%      +46.87%     +151.08%     +160.12%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --       +37.85%      +13.67%     + 20.22%     + 20.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --       +29.93%      +11.45%     + 18.80%     + 19.00%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +7.56%      +37.01%      +44.25%     +145.95%     +154.80%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --       +37.01%      +12.99%     + 19.72%     + 19.89%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --       +33.01%      +12.20%     + 19.52%     + 19.80%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +7.53%      +36.99%      +44.27%     +145.97%     +154.83%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --       +36.99%      +12.99%     + 19.72%     + 19.89%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --       +35.99%      +12.99%     + 19.72%     + 19.89%
------------------------------------------------------------------------------------------------------------

CLASS I
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +8.12%      +38.38%      +48.80%     +153.08%     +162.20%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --       +38.38%      +14.17%     + 20.41%     + 20.56%
------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY EFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT REURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                22.0%
UTILITIES & COMMUNICATIONS        16.6%
ENERGY                            12.1%
CONSUMER STAPLES                   9.2%
BASIC MATERIALS                    9.1%


TOP 10 STOCK HOLDINGS

EXXON MOBIL CORP.  2.6%                   NOVARTIS AG  1.8%
Integrated oil company                    Swiss pharmaceutical company

THE ST. PAUL COMPANIES, INC.  2.5%        ROYAL DUTCH PETROLEUM CO., ADR  1.8%
Property and casualty insurance company   Oil exploration and production company

VERIZON COMMUNICATIONS  2.5%              ALCOA, INC.  1.7%
Telecommunications and services company   Aluminum producer

AKZO NOBEL N.V.  1.9%                     UNITED TECHNOLOGIES CORP.  1.6%
Dutch diversified chemical company        Aerospace, defense, and building
                                          equipment company
DEERE & CO., INC.  1.9%
Agricultural equipment manufacturer       AIR PRODUCTS & CHEMICALS, INC.  1.6%
                                          Diversified chemical company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 94.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 80.1%
  Advertising - 0.6%
    Omnicom Group, Inc.                                                  57,800             $  5,241,882
--------------------------------------------------------------------------------------------------------
  Aerospace - 2.9%
    Boeing Co.                                                          179,200             $ 11,146,240
    United Technologies Corp.                                           171,700               13,377,147
                                                                                            ------------
                                                                                            $ 24,523,387
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.6%
    Bank America Corp.                                                  117,600             $  5,874,120
    PNC Financial Services Group Co.                                    170,858               11,874,631
    U.S. Bancorp                                                        189,660                4,400,112
                                                                                            ------------
                                                                                            $ 22,148,863
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.5%
    Abbott Laboratories, Inc.                                           152,900             $  7,490,571
    Pharmacia Corp.                                                      98,991                5,117,835
                                                                                            ------------
                                                                                            $ 12,608,406
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                                96,500             $  9,640,350
--------------------------------------------------------------------------------------------------------
  Business Services - 0.4%
    Computer Sciences Corp.*                                             61,000             $  3,642,310
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.9%
    Motorola, Inc.                                                      490,000             $  7,433,300
--------------------------------------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                                      329,668             $ 13,368,037
    Rohm & Haas Co.                                                     287,678               10,572,167
                                                                                            ------------
                                                                                            $ 23,940,204
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                                               407,500             $  8,231,500
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                                    213,081             $ 12,571,779
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.2%
    Gillette Co.                                                        161,100             $  5,237,361
    Philip Morris Cos., Inc.                                            194,300                9,361,374
    Procter & Gamble Co.                                                181,300               12,781,650
                                                                                            ------------
                                                                                            $ 27,380,385
--------------------------------------------------------------------------------------------------------
  Energy - 1.3%
    Devon Energy Corp.                                                  190,000             $ 10,830,000
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    Viacom, Inc., "B"*                                                  262,973             $ 13,069,758
    Walt Disney Co.                                                     284,400                8,802,180
                                                                                            ------------
                                                                                            $ 21,871,938
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    Fannie Mae                                                          113,500             $  9,045,950
    FleetBoston Financial Corp.                                         173,000                7,136,250
    Freddie Mac                                                         165,200               10,878,420
                                                                                            ------------
                                                                                            $ 27,060,620
--------------------------------------------------------------------------------------------------------
  Financial Services - 2.1%
    J. P. Morgan Chase & Co.                                            149,400             $  6,971,004
    John Hancock Financial Services, Inc.                               150,300                5,170,320
    Mellon Financial Corp.                                              132,996                6,159,045
                                                                                            ------------
                                                                                            $ 18,300,369
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    Archer-Daniels-Midland Co.                                          161,524             $  2,430,936
    Coca-Cola Co.                                                        77,100                4,088,613
    General Mills, Inc.                                                 100,700                4,516,395
    PepsiCo., Inc.                                                      144,700                6,667,776
    Quaker Oats Co.                                                      53,800                5,246,576
                                                                                            ------------
                                                                                            $ 22,950,296
--------------------------------------------------------------------------------------------------------
  Food Products - 0.8%
    Smucker (J. M.) Co.                                                 259,851             $  6,730,141
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.2%
    HCA-The Healthcare Co.                                              270,800             $ 10,723,680
--------------------------------------------------------------------------------------------------------
  Insurance - 10.6%
    Allstate Corp.                                                      276,000             $ 11,001,360
    American General Corp.                                              107,000                8,157,680
    American International Group, Inc.                                   54,358                4,446,484
    CIGNA Corp.                                                          98,975               10,854,588
    Gallagher (Arthur J.) & Co.                                          94,392                2,409,828
    Hartford Financial Services Group, Inc.                             189,155               12,077,547
    Jefferson Pilot Corp.                                               130,288                8,795,743
    Lincoln National Corp.                                              162,528                7,130,103
    Safeco Corp.                                                        251,500                5,470,125
    The St. Paul Cos., Inc.                                             444,473               20,574,655
                                                                                            ------------
                                                                                            $ 90,918,113
--------------------------------------------------------------------------------------------------------
  Machinery - 3.0%
    Caterpillar, Inc.                                                   122,400             $  5,091,840
    Deere & Co., Inc.                                                   382,566               15,570,436
    W.W. Grainger, Inc.                                                 138,200                4,838,382
                                                                                            ------------
                                                                                            $ 25,500,658
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.5%
    American Home Products Corp.                                        188,114             $ 11,619,802
    Schering Plough Corp.                                               250,700               10,090,675
                                                                                            ------------
                                                                                            $ 21,710,477
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 2.3%
    Alcoa, Inc.                                                         391,000             $ 13,982,160
    Phelps Dodge Corp.                                                  131,500                6,049,000
                                                                                            ------------
                                                                                            $ 20,031,160
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.5%
    Cooper Cameron Corp.*                                                69,100             $  4,130,798
    Global Marine, Inc.*                                                108,200                3,106,422
    Halliburton Co.                                                     314,010               12,503,878
    Noble Drilling Corp.*                                               111,720                5,200,566
    Schlumberger Ltd.                                                    83,900                5,348,625
                                                                                            ------------
                                                                                            $ 30,290,289
--------------------------------------------------------------------------------------------------------
  Oils - 4.4%
    Exxon Mobil Corp.                                                   260,825             $ 21,139,866
    Occidental Petroleum Corp.                                          175,200                4,203,048
    Transocean Sedco Forex, Inc.                                         80,550                3,876,872
    Unocal Corp.                                                        240,146                8,467,548
                                                                                            ------------
                                                                                            $ 37,687,334
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.4%
    Gannett Co., Inc.                                                   134,297             $  8,882,404
    Tribune Co.                                                          88,304                3,585,142
                                                                                            ------------
                                                                                            $ 12,467,546
--------------------------------------------------------------------------------------------------------
  Railroads
    Burlington Northern Santa Fe Railway Co.                             12,179             $    365,492
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.1%
    Equity Office Properties Trust                                      170,600             $  4,916,692
    Equity Residential Properties Trust                                 136,192                7,095,603
    First Industrial Realty Trust, Inc.                                  91,835                3,016,780
    Kilroy Realty Corp.                                                 109,500                2,889,705
                                                                                            ------------
                                                                                            $ 17,918,780
--------------------------------------------------------------------------------------------------------
  Retail - 0.7%
    Wal-Mart Stores, Inc.                                               120,400             $  6,030,836
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Kroger Co.*                                                         343,163             $  8,318,271
    Safeway, Inc.*                                                      153,247                8,322,845
                                                                                            ------------
                                                                                            $ 16,641,116
--------------------------------------------------------------------------------------------------------
  Telecommunications - 6.4%
    Cox Communications, Inc.*                                            94,800             $  3,936,096
    Qwest Communications International, Inc.*                           219,500                8,114,915
    SBC Communications, Inc.                                            241,586               11,523,652
    Sprint Corp.                                                        504,800               11,287,328
    Verizon Communications                                              410,293               20,309,503
                                                                                            ------------
                                                                                            $ 55,171,494
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.9%
    Comcast Corp., "A"*                                                 182,700             $  7,913,194
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.5%
    Dominion Resources, Inc.                                            103,500             $  6,785,460
    Exelon Corp.                                                        172,883               11,301,362
    FPL Group, Inc.                                                      37,600                2,445,880
    NiSource, Inc.                                                      262,393                7,512,312
    NSTAR Co.                                                           214,990                8,739,344
    Pinnacle West Capital Corp.                                         149,070                6,924,301
    Progress Energy, Inc.                                                 5,348                  231,354
    Public Service Enterprise Group                                      75,400                3,378,674
                                                                                            ------------
                                                                                            $ 47,318,687
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.7%
    AGL Resources, Inc.                                                 214,003             $  4,628,885
    National Fuel Gas Co.                                               174,406                9,034,231
    NICOR, Inc.                                                         144,614                5,350,718
    WGL Holdings, Inc.                                                  140,073                3,835,198
                                                                                            ------------
                                                                                            $ 22,849,032
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $688,643,618
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 14.1%
  Canada - 2.3%
    Alcan, Inc. (Metals)                                                124,800             $  4,603,872
    BCE, Inc. (Telecommunications)                                      313,400                8,352,110
    Canadian National Railway Co. (Railroads)                           174,144                6,549,556
                                                                                            ------------
                                                                                            $ 19,505,538
--------------------------------------------------------------------------------------------------------
  France - 1.1%
    ALSTOM (Transportation)                                             203,730             $  5,624,782
    Total Fina S.A., ADR (Oils)                                          53,580                3,777,926
                                                                                            ------------
                                                                                            $  9,402,708
--------------------------------------------------------------------------------------------------------
  Netherlands - 3.9%
    Akzo Nobel N.V. (Chemicals)                                         329,743             $ 15,992,476
    ING Groep N.V. (Financial Services)*                                 40,642                2,807,083
    Royal Dutch Petroleum Co., ADR (Oils)                               254,420               14,840,319
                                                                                            ------------
                                                                                            $ 33,639,878
--------------------------------------------------------------------------------------------------------
  Switzerland - 3.9%
    Nestle S.A. (Food and Beverage Products)                              3,895             $  8,531,661
    Novartis AG (Medical and Health Products)                             8,800               14,884,054
    Syngenta AG (Chemicals)*                                            178,320               10,348,358
                                                                                            ------------
                                                                                            $ 33,764,073
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.9%
    BP Amoco PLC, ADR (Oils)                                             46,012             $  2,282,195
    CGNU PLC (Insurance)*                                               363,510                5,273,501
    Diageo PLC (Food and Beverage Products)*                          1,005,823               10,199,631
    HSBC Holdings PLC (Banks and Credit Cos.)*                          520,491                6,919,734
                                                                                            ------------
                                                                                            $ 24,675,061
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $120,987,258
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $767,879,654)                                                $809,630,876
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.8%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.7%
  Telecommunications - 0.5%
    Cox Communications, Inc., 7.75%                                      74,400             $  4,278,000
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    NiSource, Inc., 7.75%                                                34,478             $  1,758,378
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $  6,036,378
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Canada - 0.1%
    Canadian National Railway Co., 5.25% (Railroads)                     20,967             $  1,130,121
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $7,043,389)                             $  7,166,499
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Utilities - Electric - 0.6%
    Dominion Resources, Inc. (Identified Cost, $4,147,304)               79,200             $  4,950,000
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Barton Capital Corp., due 3/01/01                                $      963             $    963,000
    Bank of America Corp., due 3/01/01                                    5,480                5,480,000
    Citicorp, due 3/01/01                                                   179                  179,000
    Dow Chemical Co., due 3/01/01                                           318                  318,000
    Gannett, Inc., due 3/01/01                                              152                  152,000
    General Electric Capital Corp., due 3/01/01                           2,453                2,453,000
    Gillette Co., due 3/01/01                                               370                  370,000
    IBM Credit Corp., due 3/01/01                                           396                  396,000
    McDonalds Corp., due 3/01/01                                            100                  100,000
    New Center Asset Trust, due 3/01/01                                  26,214               26,214,000
    Prudential Funding Corp., due 3/01/01                                   158                  158,000
    Receivables Capital Corp., due 3/07/01                                1,884                1,882,273
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 38,665,273
--------------------------------------------------------------------------------------------------------

Repurchase Agreement
--------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 2/28/01, due 3/01/
      01, total to be received $231,035 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost              $      231             $    231,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $817,966,620)                                           $860,643,648

Other Assets, Less Liabilities - (0.1)%                                                         (856,441)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $859,787,207
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $817,966,620)            $860,643,648
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        15,344,078
  Foreign currency, at value (identified cost, $108,423)                104,420
  Receivable for investments sold                                     1,970,366
  Receivable for fund shares sold                                    35,150,429
  Interest and dividends receivable                                   1,032,806
  Other assets                                                               34
                                                                   ------------
      Total assets                                                 $914,245,781
                                                                   ------------
Liabilities:
  Payable to custodian                                             $        261
  Payable for investments purchased                                  37,189,225
  Payable for fund shares reacquired                                  1,805,630
  Collateral for securities loaned, at value                         15,344,078
  Payable to affiliates -
    Management fee                                                       13,902
    Shareholder servicing agent fee                                       2,317
    Distribution and service fee                                         15,434
    Administrative fee                                                      405
  Accrued expenses and other liabilities                                 87,322
                                                                   ------------
      Total liabilities                                            $ 54,458,574
                                                                   ------------
Net assets                                                         $859,787,207
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $804,641,481
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     42,659,188
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                            11,906,102
  Accumulated undistributed net investment income                       580,436
                                                                   ------------
      Total                                                        $859,787,207
                                                                   ============
Shares of beneficial interest outstanding                           42,563,651
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $375,946,285 / 18,574,608 shares of
      beneficial interest outstanding)                                $20.24
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $21.47
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $285,839,318 / 14,178,376 shares of
      beneficial interest outstanding)                                $20.16
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $155,036,196 / 7,694,781 shares of
      beneficial interest outstanding)                                $20.15
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $42,965,408 / 2,115,886 shares of
      beneficial interest outstanding)                                $20.31
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  5,220,434
    Interest                                                            733,850
    Foreign taxes withheld                                              (61,965)
                                                                   ------------
      Total investment income                                      $  5,892,319
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,597,860
    Trustees' compensation                                               11,994
    Shareholder servicing agent fee                                     266,310
    Distribution and service fee (Class A)                              407,345
    Distribution and service fee (Class B)                              884,988
    Distribution and service fee (Class C)                              422,309
    Administrative fee                                                   32,896
    Custodian fee                                                       128,605
    Printing                                                             45,959
    Postage                                                              38,781
    Auditing fees                                                        15,753
    Legal fees                                                              492
    Amortization of organization expenses                                   147
    Miscellaneous                                                       176,891
                                                                   ------------
      Total expenses                                               $  4,030,330
    Fees paid indirectly                                                (27,004)
                                                                   ------------
      Net expenses                                                 $  4,003,326
                                                                   ------------
        Net investment income                                      $  1,888,993
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 23,191,551
    Foreign currency transactions                                       (76,675)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 23,114,876
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  1,290,613
    Translation of assets and liabilities in foreign currencies         (15,635)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $  1,274,978
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 24,389,854
                                                                   ------------
          Increase in net assets from operations                   $ 26,278,847
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 2001               AUGUST 31, 2000
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $  1,888,993                  $  2,460,136
  Net realized gain on investments and foreign currency
    transactions                                                  23,114,876                     1,800,794
  Net unrealized gain on investments and
    foreign currency translation                                   1,274,978                    39,354,000
                                                                ------------                  ------------
      Increase in net assets from operations                    $ 26,278,847                  $ 43,614,930
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (1,095,754)                 $ (1,184,077)
  From net investment income (Class B)                              (351,730)                     (573,024)
  From net investment income (Class C)                              (164,855)                     (198,472)
  From net investment income (Class I)                              (336,649)                      (82,546)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (5,907,737)                   (1,164,029)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (4,428,435)                   (1,178,577)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (2,026,474)                     (372,681)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,039,664)                      (50,683)
                                                                ------------                  ------------
      Total distributions declared to shareholders              $(15,351,298)                 $ (4,804,089)
                                                                ------------                  ------------
Net increase in net assets from fund share transactions         $473,451,931                  $209,791,781
                                                                ------------                  ------------
      Total increase in net assets                              $484,379,480                  $248,602,622
Net assets:
  At beginning of period                                         375,407,727                   126,805,105
                                                                ------------                  ------------

  At end of period (including accumulated undistributed
    net investment income of $580,436 and $640,431,
    respectively)                                               $859,787,207                  $375,407,727
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                     PERIOD ENDED
                                 SIX MONTHS ENDED        -------------------------------------------------         AUGUST 31,
                                FEBRUARY 28, 2001              2000          1999         1998        1997              1996*
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $19.38            $17.17        $14.20       $14.82      $11.07             $10.00
                                           ------            ------        ------       ------      ------             ------
Income from investment operations# -
  Net investment income(S)                 $ 0.10            $ 0.24        $ 0.24       $ 0.22      $ 0.22             $ 0.13
  Net realized and unrealized gain
    on investments and foreign
    currency###                              1.42              2.43          3.17         1.07        3.91               0.94
                                           ------            ------        ------       ------      ------             ------
      Total from investment operations     $ 1.52            $ 2.67        $ 3.41       $ 1.29      $ 4.13             $ 1.07
                                           ------            ------        ------       ------      ------             ------
Less distributions declared to shareholders -
  From net investment income               $(0.11)           $(0.22)       $(0.22)      $(0.20)     $(0.16)            $ --
  From net realized gain on investments
    and foreign currency transactions       (0.55)            (0.24)        (0.22)       (1.71)      (0.22)              --
                                           ------            ------        ------       ------      ------             ------
      Total distributions declared
        to shareholders                    $(0.66)           $(0.46)       $(0.44)      $(1.91)     $(0.38)            $ --
                                           ------            ------        ------       ------      ------             ------
Net asset value - end of period            $20.24            $19.38        $17.17       $14.20      $14.82             $11.07
                                           ======            ======        ======       ======      ======             ======
Total return(+)                              7.87%++          15.95%        24.27%        9.50%      38.05%             10.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                 1.22%+            1.30%         1.36%        1.46%       1.54%              1.50%+
  Net investment income                      1.01%+            1.38%         1.47%        1.45%       1.75%              1.83%+
Portfolio turnover                             31%               83%           97%          89%        118%                56%
Net assets at end of period (000
  omitted)                               $375,946          $165,618       $51,753      $11,146        $510               $477

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)       $ --              $ 0.25        $ 0.24       $ 0.11      $ 0.02             $(0.06)
        Ratios (to average net assets):
          Expenses##                         --                1.26%         1.36%        2.20%       3.40%              4.67%+
          Net investment income (loss)       --                1.42%         1.47%        0.70%      (0.15)%            (0.78)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,         PERIOD ENDED
                                             SIX MONTHS ENDED             -----------------------------           AUGUST 31,
                                            FEBRUARY 28, 2001                 2000                 1999                1998*
                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $19.30               $17.11               $14.16               $13.61
                                                       ------               ------               ------               ------
Income from investment operations# -
  Net investment income(S)                             $ 0.03               $ 0.13               $ 0.14               $ 0.10
  Net realized and unrealized gain on investments
    and foreign currency###                              1.43                 2.42                 3.15                 0.47
                                                       ------               ------               ------               ------
      Total from investment operations                 $ 1.46               $ 2.55               $ 3.29               $ 0.57
                                                       ------               ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                           $(0.05)              $(0.12)              $(0.12)              $(0.02)
  From net realized gain on investments and
    foreign currency transactions                       (0.55)               (0.24)               (0.22)                --
                                                       ------               ------               ------               ------
      Total distributions declared to
        shareholders                                   $(0.60)              $(0.36)              $(0.34)              $(0.02)
                                                       ------               ------               ------               ------
Net asset value - end of period                        $20.16               $19.30               $17.11               $14.16
                                                       ======               ======               ======               ======
Total return                                             7.56%++             15.19%               23.47%                4.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                             1.87%+               1.95%                2.01%                2.11%+
  Net investment income                                  0.35%+               0.73%                0.83%                0.66%+
Portfolio turnover                                         31%                  83%                  97%                  89%
Net assets at end of period (000 omitted)            $285,839             $125,713              $52,586              $16,786

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                   $ --                 $ 0.14               $ 0.14               $(0.02)
        Ratios (to average net assets):
          Expenses##                                     --                   1.91%                2.01%                2.85%+
          Net investment income (loss)                   --                   0.77%                0.83%               (0.09)%+
  * For the period from the inception of Class B shares, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,         PERIOD ENDED
                                             SIX MONTHS ENDED             -----------------------------           AUGUST 31,
                                            FEBRUARY 28, 2001                 2000                 1999                1998*
                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $19.30               $17.10               $14.16               $13.63
                                                       ------               ------               ------               ------
Income from investment operations# -
  Net investment income(S)                             $ 0.03               $ 0.13               $ 0.14               $ 0.10
  Net realized and unrealized gain on investments
    and foreign currency###                              1.42                 2.43                 3.15                 0.45
                                                       ------               ------               ------               ------
      Total from investment operations                 $ 1.45               $ 2.56               $ 3.29               $ 0.55
                                                       ------               ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                           $(0.05)              $(0.12)              $(0.13)              $(0.02)
  From net realized gain on investments and
    foreign currency transactions                       (0.55)               (0.24)               (0.22)                --
                                                       ------               ------               ------               ------
      Total distributions declared to
        shareholders                                   $(0.60)              $(0.36)              $(0.35)              $(0.02)
                                                       ------               ------               ------               ------
Net asset value - end of period                        $20.15               $19.30               $17.10               $14.16
                                                       ======               ======               ======               ======
Total return                                             7.53%++             15.27%               23.47%                4.02%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                             1.87%+               1.95%                2.01%                2.09%+
  Net investment income                                  0.34%+               0.73%                0.84%                0.66%+
Portfolio turnover                                         31%                  83%                  97%                  89%
Net assets at end of period (000 omitted)            $155,036              $49,887              $19,053               $3,613

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                   $ --                 $ 0.14               $ 0.14               $(0.02)
        Ratios (to average net assets):
          Expenses##                                     --                   1.91%                2.01%                2.83%+
          Net investment income (loss)                   --                   0.77%                0.84%               (0.09)%+
  * For the period from the inception of Class C shares, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                       SIX MONTHS ENDED         -----------------------------------------          AUGUST 31,
                                      FEBRUARY 28, 2001              2000            1999            1998               1997*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $19.47            $17.24          $14.22          $14.81              $12.20
                                                 ------            ------          ------          ------              ------
Income from investment operations# -
  Net investment income(S)                       $ 0.14            $ 0.30          $ 0.31          $ 0.24              $ 0.15
  Net realized and unrealized gain on
    investments and foreign currency###            1.44              2.44            3.20            1.09                2.46
                                                 ------            ------          ------          ------              ------
      Total from investment operations           $ 1.58            $ 2.74          $ 3.51          $ 1.33              $ 2.61
                                                 ------            ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                     $(0.19)           $(0.27)         $(0.27)         $(0.21)             $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.55)            (0.24)          (0.22)          (1.71)               --
                                                 ------            ------          ------          ------              ------
      Total distributions declared to
        shareholders                             $(0.74)           $(0.51)         $(0.49)         $(1.92)             $ --
                                                 ------            ------          ------          ------              ------
Net asset value - end of period                  $20.31            $19.47          $17.24          $14.22              $14.81
                                                 ======            ======          ======          ======              ======
Total return                                       8.12%++          16.36%          24.97%           9.83%              21.39%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.87%+            0.95%           1.01%           1.19%               1.54%+
  Net investment income                            1.37%+            1.65%           1.85%           1.57%               1.51%+
Portfolio turnover                                   31%               83%             97%             89%                118%
Net assets at end of period (000 omitted)       $42,965           $34,189          $3,413            $999                $964

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                    $ --              $ 0.31          $ 0.31          $ 0.12              $ 0.03
        Ratios (to average net assets):
          Expenses##                               --                0.91%           1.01%           1.93%               2.67%+
          Net investment income                    --                1.69%           0.85%           0.82%               0.35%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Value Fund (the fund) (formerly, MFS Equity Income Fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans that are collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $14,899,291. These loans were collateralized by cash of $15,344,078 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      15,344,078       $15,344,078

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $26,418 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $586 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,623 for the six months ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $358,576 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,202 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the period ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $278 and $862 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $9,102, $134,080, and $8,165 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $603,187,527 and $167,199,648, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $817,966,620
                                                                 ------------
Gross unrealized appreciation                                    $ 55,766,088
Gross unrealized depreciation                                     (13,089,060)
                                                                 ------------
    Net unrealized appreciation                                  $ 42,677,028
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                              ------------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                          12,425,766       $253,420,540        9,171,089       $158,557,526
Shares issued to shareholders in
  reinvestment of distributions         313,170          6,367,712          126,464          2,144,789
Shares reacquired                    (2,710,266)       (54,494,016)      (3,765,345)       (64,824,887)
                                     ----------       ------------      -----------       ------------
    Net increase                     10,028,670       $205,294,236        5,532,208       $ 95,877,428
                                     ==========       ============      ===========       ============

Class B shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                              ------------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           8,560,058       $174,710,122        5,247,117       $ 89,896,110
Shares issued to shareholders in
  reinvestment of distributions         207,278          4,208,695           92,598          1,558,652
Shares reacquired                    (1,100,986)       (22,371,235)      (1,900,658)       (31,789,958)
                                     ----------       ------------      -----------       ------------
    Net increase                      7,666,350       $156,547,582        3,439,057       $ 59,664,804
                                     ==========       ============      ===========       ============

Class C shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                              ------------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           5,555,360       $113,273,907        2,412,261       $ 41,667,543
Shares issued to shareholders in
  reinvestment of distributions          86,233          1,749,261           30,064            506,414
Shares reacquired                      (532,259)       (10,813,536)        (970,869)       (16,352,345)
                                     ----------       ------------      -----------       ------------
    Net increase                      5,109,334       $104,209,632        1,471,456       $ 25,821,612
                                     ==========       ============      ===========       ============

Class I shares
                                SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                              ------------------------------------       -----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             703,688       $ 14,389,377        3,122,672       $ 57,089,690
Shares issued to shareholders in
  reinvestment of distributions          67,508          1,375,402            7,793            133,226
Shares reacquired                      (411,230)        (8,364,298)      (1,572,565)       (28,794,979)
                                     ----------       ------------      -----------       ------------
    Net increase                        359,966       $  7,400,481        1,557,900       $ 28,427,937
                                     ==========       ============      ===========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $3,855. The fund had no borrowings during the period.

MFS(R) VALUE FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital; Professor         Ellen Moynihan*
of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any business
President, Director, and Secretary, MFS Investment       day from 9 a.m. to 5 p.m. Eastern time (or leave a
Management                                               message anytime).

Jeffrey L. Shames* - Chairman and Chief Executive        INVESTOR SERVICE
Officer, MFS Investment Management                       MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight Resources,        Boston, MA 02107-9906
Inc. (acquisition planning specialists)
                                                         For general information, call toll free:
Ward Smith+ - Former Chairman (until 1994), NACCO        1-800-225-2606 any business day from 8 a.m. to
Industries (holding company)                             8 p.m. Eastern time.

INVESTMENT ADVISER                                       For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                 call toll free: 1-800-637-6576 any business day
500 Boylston Street                                      from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                                    this service, your phone must be equipped with
                                                         a Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
Lisa B. Nurme*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) VALUE FUND                                                   ------------
[Logo] M F S(R)                                                      PRSRT STD
INVESTMENT MANAGEMENT                                               U.S. POSTAGE
We invented the mutual fund(R)                                         PAID
                                                                        MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MVF-3 4/01 49M 93/293/393/893